SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   Form 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                       Date of Report May 11, 2006

                       Commission File Number 000-27261

                          CH2M HILL Companies, Ltd.
               (Exact name of registrant as specified in its charter)

                 Oregon                           93-0549963
      (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)        Identification Number)


      9191 South Jamaica Street,
      Englewood, CO                                    80112
      (Address of principal executive offices)       (Zip Code)


                               (303) 771-0900
                 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                                     Form 8-K

Item 1.01  Entry into a Material Definitive Agreement.

The Board of Directors for CH2M HILL Companies, Ltd. approved an amendment to the 2006 Board services compensation for Board members who are not also employees of the company or its subsidiaries:

All non-employee directors will receive an annual retainer of $40,000, up from $30,000 as previously reported. This amount will be paid in 2006. Each non-employee director shall receive a supplemental restricted stock award equal to $47,500, up from $42,500 as previously reported, to be issued in 2007. All other Board service related payments remain the same as previously reported in Form 8-K filed on February 10, 2006.

CH2M HILL's employee directors do not receive additional compensation for their Board service, but the company reimburses them for all expenses incurred in connection with such service.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CH2M HILL COMPANIES, LTD.

Date: May 12, 2006                By: /s/ Samuel H. Iapalucci
                                    __________________________
                                    Samuel H. Iapalucci
                                    Its: Executive Vice President,
                                    Chief Financial Officer and
                                    Secretary